American Century Quantitative Equity Funds, Inc. Prospectus Supplement International Core Equity Fund
Supplement dated December 11, 2010 ¡ Prospectus dated November 1, 2010

The following replaces the Portfolio Managers section on page 5 of the prospectus.

Portfolio Managers

Armando Lacayo, Portfolio Manager, has been a member of the team that manages the fund since 2010.

Elizabeth Xie, CFA, Portfolio Manager, has been a member of the team that manages the fund since 2007.

The following replaces The Fund Management Team section on page 9 of the prospectus.

The Fund Management Team

The advisor uses teams of portfolio managers and analysts to manage funds. The teams meet regularly to review portfolio holdings and discuss purchase and sale activity. Team members buy and sell securities for the fund as they see fit, guided by the fund’s investment objective and strategy.

The portfolio managers on the investment team who are jointly and primarily responsible for the day-to-day management of the fund are identified below.

Armando Lacayo

Mr. Lacayo, Portfolio Manager, has been a member of the team that manages the fund since he became a portfolio manager in 2010. He joined American Century Investments in 2009 as a senior quantitative analyst. From 2005 to 2009, he was the director of quantitative analysis for Munder Capital Management. He has a bachelor’s degree in mathematics from American University and an MBA from MIT Sloan School of Management.

Elizabeth Xie

Dr. Xie, Portfolio Manager, has been a member of the team that manages the fund since joining American Century Investments as a quantitative analyst in 2007. She became a portfolio manager in 2010.  From 2005 to 2007, she was a consultant for ERS Group. She has both a bachelor’s and master’s degree in economics from Beijing University, and a Ph.D. in economics and a Master of Legal Studies from Stanford University. She is a CFA charterholder.

The statement of additional information provides additional information about the accounts managed by the portfolio managers, the structure of their compensation, and their ownership of fund securities.

©2010 American Century Proprietary Holdings, Inc. All rights reserved.

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